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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 15, 2001


                         COMMISSION FILE NUMBER 1-15943


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)


        DELAWARE                                        06-1397316
(State of Incorporation)                    (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
               ------------------------------------------------------------
               (Former name or former address, if changed since last report)


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Item 5. Other Events.

        Attached as Exhibits 99.1, 99.2 and 99.3 are the registrant's consolidated financial statements for the fiscal year ended December 30, 2000 and the registrant's Management's Discussion and Analysis of Financial Condition and Results of Operations.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Charles River Laboratories International, Inc.
                                             (Registrant)


Dated: February 15, 2001      By:  /s/ Thomas F. Ackerman
                                  ------------------------------
                                     Thomas F. Ackerman
                                     Chief Financial Officer (Principal
                                     Financial Officer) and Senior Vice
                                     President, Finance and Accounting
                                     (Principal Accounting Officer)

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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number           Description
--------------           -----------

23.1                     Accountants' Consent

99.1 Consolidated Financial Statements for the fiscal year ended December 30, 2000

99.2                     Condensed Financial information schedule

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations